UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2021

CM LIFE SCIENCES III INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40312	86-1691173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Corvex Management LP 667 Madison Avenue New York, New York	10065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 474-6745

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	CMLTU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CMLT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into Material Definitive Agreement.

On April 6, 2021, the Registration Statement on Form S-1 (File No. 333-253475), as amended (the “Registration Statement”), relating to the initial public offering (the “IPO”) of CM Life Sciences III Inc. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on April 6, 2021, a registration statement on Form S-1 (File No. 333-255078) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing in order to increase the size of the IPO.

On April 9, 2021, the Company consummated the IPO of 55,200,000 units (the “Units”), including the issuance of 7,200,000 Units as a result of the underwriters’ exercise in full of its over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-fifth of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $552,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

●	An Underwriting Agreement, dated April 6, 2021, by and among the Company and Jefferies LLC and Cowen and Company, LLC, as representatives of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriters by the Company and is attached as Exhibit 1.1 hereto.
●	A Warrant Agreement, dated April 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
●	An Investment Management Trust Agreement, dated April 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
●	A Registration Rights Agreement, dated April 6, 2021, by and among the Company, CMLS Holdings III LLC (the “Sponsor”) and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
●	A Private Placement Warrants Purchase Agreement, dated April 6, 2021, by and among the Company, the Sponsor and certain of the Company’s directors (and/or entities controlled by them) named in Exhibit A thereto, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
●	A Letter Agreement, dated April 6, 2021, by and among the Company, each of its officers and directors (and certain entities controlled by them) and the Sponsor (the “Letter Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.
●	A Forward Purchase Agreement, dated April 6, 2021, by and between the Company and Casdin Capital, LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.
●	A Forward Purchase Agreement, dated April 6, 2021, by and between the Company and Corvex Management LP, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 8,693,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Sponsor and certain of the Company’s directors (and/or entities controlled by them) (collectively, the “Private Placement Warrant Purchasers”), generating gross proceeds to the Company of $13,040,000. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that, so long as the Private Placement Warrants are held by the Private Placement Warrant Purchasers and their permitted transferees: (i) they are not redeemable by the Company, except under certain circumstances when the price per share of Class A Common Stock equals or exceeds $10.00 (as adjusted), (ii) they (including the shares of Class A Common Stock issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of a business combination, (iii) they are exercisable on a cashless basis and (iv) they are entitled to registration rights.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2021, in connection with the IPO, Mr. Christian Henry, Mr. Kwame Owusu-Kesse, Mr. Chad Robins and Dr. Harlan Robins (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Directors are independent directors. Effective April 7, 2021, Messrs. Henry, Owusu-Kesse and Robins were appointed to the Board’s Audit Committee, with Mr. Henry serving as chair of the Audit Committee; Mr. Henry, Mr. Owusu-Kesse and Dr. Robins were appointed to the Board’s Compensation Committee, with Dr. Robins serving as chair of the Compensation Committee; and Mr. Meister, Mr. Robins and Dr. Robins were appointed to the Nominating and Corporate Governance Committee, with Mr. Robins serving as chair of the Nominating and Corporate Governance Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Mr. Henry and Dr. Robins and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Messrs. Owusu-Kesse and Robins and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Messrs. Casdin and Meister and will expire at the Company’s third annual meeting of stockholders.

In connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement. In addition, in February 2021, the Sponsor transferred 25,000 shares of Class B common stock, par value $0.0001 per share, of the Company to each of Mr. Henry, Mr. Owusu-Kesse, Mr. Robins and Dr. Robins for the same per-share price initially paid by the Sponsor.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.5 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On April 6, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”), effective the same day. The terms of the Amended and Restated Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $552,000,000, comprised of $540,960,000 of the proceeds from the IPO (which amount includes $19,320,000 of deferred underwriting commissions) and $11,040,000 of proceeds from the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO or during any extension period that may apply as a result of an amendment to the Amended and Restated Charter, subject to applicable law, and (iii) the redemption of the Company’s public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended and Restated Charter to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity.

On April 6, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On April 9, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 6, 2021, by and among the Company, Jefferies LLC and Cowen and Company, LLC.
3.1	Amended and Restated Certificate of Incorporation.
10.1	Warrant Agreement, dated April 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.2	Investment Management Trust Agreement, dated April 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated April 6, 2021, by and among the Company, CMLS Holdings III LLC and the other holders party thereto.
10.4	Private Placement Warrants Purchase Agreement, dated April 6, 2021, by and among the Company, CMLS Holdings III LLC and certain of the Company’s directors (and/or entities controlled by them) named in Exhibit A thereto.
10.5	Letter Agreement, dated April 6, 2021, by and among the Company, its officers, its directors (and entities controlled by them) and CMLS Holdings III LLC.
10.6	Forward Purchase Agreement, dated April 6, 2021, by and between the Company and Casdin Capital, LLC.
10.7	Forward Purchase Agreement, dated April 6, 2021, by and between the Company and Corvex Management LP.
99.1	Press Release, dated April 6, 2021.
99.2	Press Release, dated April 9, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CM Life Sciences III Inc.

Date: April 9, 2021	By:	/s/ Brian Emes
	Name:	Brian Emes
	Title:	Chief Financial Officer and Secretary

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